CLEAR SKIES GROUP, INC.

CONTENTS

Financial Statements

Balance Sheet	1

Statement of Operations	2

Statement of Stockholder’s Deficit	3

Statement of Cash Flows	4

Notes to Financial Statements	5-12

CLEAR SKIES GROUP, INC.

BALANCE SHEET

September 30, 2007

ASSETS

Current assets
Cash and cash equivalents	$43,386
Accounts receivable, less allowance for doubtful
accounts of $68,000	936,144
Costs and estimated earnings in excess of billings	23,114
Total current assets	1,002,644
Property and equipment, net	13,293

Other assets	81,260
$1,097,197

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
Accounts payable	$394,020
Notes payable, less debt discount of $494,156	250,844
Billings in excess of costs and estimated earnings	870,024
Due to related parties	12,412
Loans payable, stockholders	171,969
Payroll liabilities	126,389
Installation warranty liability	7,742
Total current liabilities	1,833,400

Stockholders' deficit
Common stock, $0.01 par value, 10,000,000 shares
authorized, 4,442,000 shares issued and outstanding	44,420
Additional paid-in capital	2,386,599
Accumulated deficit	(3,167,222)
Total stockholders' deficit	(736,203)

$1,097,197

See accompanying notes to financial statements.

CLEAR SKIES GROUP, INC.

STATEMENT OF OPERATIONS

For the Nine Month Period Ended September 30, 2007

Revenues
Contract revenue	$82,081
Subcontractor revenue	210,614
Other revenue	27,645
Total revenues	320,340

Cost of revenues	289,152

Gross margin	31,188

Operating expenses
Selling expenses	359,610
General and administrative expenses	1,527,214
1,886,824

Loss from operations	(1,855,636)

Other expense

Amortization of debt discount	250,844

Net loss	$(2,106,480)

See accompanying notes to financial statements.

CLEAR SKIES GROUP, INC.

STATEMENT OF STOCKHOLDER'S DEFICIT

For the Nine Month Period Ended September 30, 2007

	Common Stock $.01 par value		Common Stock No par value		Additional Paid-in	Accumulated
	Shares	Amount	Shares	Amount	Capital	Deficit	Total

Balances, December 31, 2006		$-	1	$-	$500	$(1,060,742)	$(1,060,242)

Conversion to new equity shares (Note 5)	1,570,000	15,700	(1)		(15,700)		-

Issuance of common stock to satisfy
common stock to be issued,
January 30, 2007 (Note 5)	1,042,500	10,425			883,575		894,000

Issuance of common stock and warrants as
compensation, April 1, 2007 (Note 6)	550,000	5,500			652,260		657,760

Issuance of common stock
and warrants, April 27, 2007	37,500	375			74,625		75,000

Issuance of common stock and warrants as
compensation, July 1, 2007 (Note 6)	40,000	400			38,359		38,759

Issuance of common stock
and warrants, July 27, 2007	10,000	100			19,900		20,000

Issuance of common stock and embedded
conversion feature associated with
Bridge Notes, August 31, 2007 (Note 4)	920,000	9,200			565,800		575,000

Issuance of common stock and embedded
conversion feature associated with
Bridge Notes, September 12, 2007 (Note 4)	272,000	2,720			167,280		170,000

Net loss						(2,106,480)	(2,106,480)

Balances, September 30, 2007	4,442,000	$44,420	$-	$-	$2,386,599	$(3,167,222)	$(736,203)

See accompanying notes to financial statements.

CLEAR SKIES GROUP, INC.

STATEMENT OF CASH FLOWS

For the Nine Month Period Ended September 30, 2007

Cash flows from operating activities
Net loss	$(2,106,480)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation	4,512
Amortization of debt discount	250,844
Stock-based compensation	748,652
Increase (decrease) in cash and cash equivalents
attributable to changes in operating assets and liabilities
Accounts receivable	(866,007)
Costs and estimated earnings in excess of billings	56,761
Other assets	(115)
Accounts payable	49,466
Billings in excess of costs and estimated earnings	821,968
Due to related parties	(17,863)
Payroll liabilities	50,264
Installation warranty liability	1,642
Net cash used in operating activities	(1,006,356)

Net cash flows used in investing activities,
purchases of property and equipment	(97)

Cash flows from financing activities
Proceeds from loan payable, stockholder	98,400
Proceeds from convertible Bridge Notes and common stock	745,000
Proceeds from issuance of common stock	95,000
Net cash provided by financing activities	938,400

Net (decrease) in cash and cash equivalents	(68,053)

Cash and cash equivalents, beginning of period	111,439

Cash and cash equivalents, end of period	$43,386

Supplemental disclosures of noncash financing activities,
deferred fees (note 5)	$14,534

Issuance of shares to satisy common stock to be issued (Note 4)	$894,000

Reocognition of debt discounts related to common stock and
embedded conversion feature associated with Bridge Notes	$745,000

See accompanying notes to financial statements.

CLEAR SKIES GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

1. Nature of operations and summary of significant accounting policies

Nature of Operations

Clear Skies Group, Inc. (the "Company" or “CSG”) was incorporated in the State of New York as a Subchapter C Corporation on September 24, 2003 and commenced operations on August 1, 2005. The Company delivers turn-key solar electricity installations and renewable energy technology to commercial and residential customers across the United States. The Company also has proprietary remote monitoring technology with potential applications in the solar electricity production industry and other markets.

Cash Equivalents

The Company considers all highly-liquid investments with maturities of three months or less, when purchased, to be cash equivalents. The Company maintains cash and cash equivalents, which consist primarily of demand deposits, with high credit quality financial institutions. At certain times, such amounts exceed FDIC insurance limits. The Company has not experienced any losses on these investments.

Accounts Receivable and Allowance for Doubtful Accounts

The Company regularly evaluates the validity of its accounts receivable. The Company carries its accounts receivable at cost less an allowance for doubtful accounts. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, if necessary, based on a history of past bad debts and collections and current credit conditions. Accounts are written-off as uncollectible on a case-by-case basis at the discretion of management. Accounts receivable consist of trade receivables and amounts due from state agencies for rebates on state-approved solar systems installed. When the Company sells systems with a rebate component, the savings is passed directly to the customer and the Company takes ownership of the rebate receivable from the applicable state agency.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. The Company provides for depreciation principally using the straight-line method as follows:
Asset	Useful Life	Principal Method

Computer equipment	3 Years	Straight-line
Equipment and tools	3 Years	Straight-line
Automobile	5 Years	Straight-line

Long-Lived Assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of a long-lived asset may not be recoverable. The Company periodically evaluates whether events and circumstances have occurred that may warrant revision of the estimated useful lives of its long-lived assets or whether the remaining balance of long-lived assets should be evaluated for impairment. The Company does not believe that there were any indicators of impairment that would require an adjustment to such assets or their estimated periods of recovery at September 30, 2007.

CLEAR SKIES GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

1. Nature of operations and summary of significant accounting policies (continued)

Revenue Recognition

The Company has two distinct revenue streams that have very different characteristics and payment time cycles. Therefore, a different revenue recognition policy applies to each category.

Contract revenue: In accordance with SEC Staff Accounting Bulletin No. 101 - “Revenue Recognition in Financial Statements” (“SAB”), contract revenues are recognized using the percentage of completion method. The percentage of completion is calculated by dividing the direct labor and other direct costs incurred by the total estimated direct costs of the project. Contract value is defined as the total value of the contract, plus the value of approved change orders. Estimates of costs to complete are reviewed periodically and modified as required. Provisions are made for the full amount of anticipated losses, on a contract-by-contract basis. These loss provisions are established in the period in which the losses are first determined. Changes in estimates are also reflected in the period they become known. The Company maintains all the risks and rewards of billing. Regardless of the customers structure or industry, if the Company is the lead contractor, then the Company recognizes all revenues using the percentage of completion method.

Subcontractor Revenue: From time to time, the Company performs installation and other services as a subcontractor. These services differ from contract revenue as the Company is entitled to be compensated for work performed prior to completion of the system since the Company has no obligation or ownership of the system so long as it completes its tasks satisfactorily. Revenues from subcontractor projects are realized as they are completed.

Cost Recognition

Contract costs include all direct material, labor, and equipment costs and those indirect costs related to contract performance such as indirect labor, supplies, and tools costs. The Company makes provisions for estimated losses on uncompleted contracts in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revenues are determined.

The Company does not typically carry inventory. Costs incurred of approximately $21,000 as of September 30, 2007, to acquire materials that were purchased for certain jobs which had not been completed as of the balance sheet date are included in costs and estimated earnings in excess of billings. These costs are charged to the projects as they are installed.

Manufacturer and Installation Warranties

The Company warrants its products and services against defects in material or installation workmanship. The manufacturer’s warranty period on the solar panels and the inverters used by the Company have a warranty period range of 5 - 25 years. The Company assists the customer in the event that the manufacturer warranty needs to be used to replace a defective panel or inverter. The Company provides for a 5-year warranty on the installation of a system and all equipment and identical supplies other than solar panels and inverters that are covered under the manufacturer’s warranty. The Company records a provision for the installation warranty, within cost of sales - currently at 2% of contract revenue - based on historical experience and future expectations of the probable cost to be incurred in honoring its warranty commitment. The provision charged to warranty expense for the nine month period ended September 30, 2007 is approximately $2,000.

CLEAR SKIES GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

1. Nature of operations and summary of significant accounting policies (continued)

Fair Value of Financial Instruments

The carrying values reported for cash equivalents, accounts receivable, accounts payable and accrued liabilities approximate their respective fair values at each balance sheet date due to the short-term maturity of these financial instruments.

Income Taxes

The Company, with the consent of its shareholders, has elected under the Internal Revenue Code to be a C Corporation. The Company has not been profitable and therefore, no provision or liability for federal income taxes has been included in the financial statements. The Company is subject to New York State taxes.

In accordance with Statement of Financial Accounting Standards (“SFAS”) 109 - “Accounting for Income Taxes” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income taxes arise from timing differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. A deferred tax asset valuation allowance is recorded when it is more likely than not that deferred tax assets will not be realized. Utilization of net operating loss carryforwards may be subject to a substantial annual limitation due to ownership change limitations provided by the Internal Revenue Code.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Stock Based Compensation

The Financial Accounting Standards Board (“FASB”) issued SFAS No. 123(R), "Accounting for Stock-Based Compensation (Revised)." SFAS No. 123(R) focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS 123(R) requires an entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized of the period during which an employee is required to provide service in exchange for the award. No compensation costs are recognized for equity instruments for which employees do not render the requisite service. The Company adopted SFAS No. 123(R) at commencement of operations.

CLEAR SKIES GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

2. Going concern consideration

The financial statements have been prepared assuming the Company will continue as a going concern. As of September 30, 2007, the Company had a working capital deficit of approximately $831,000, which includes approximately $127,000 of payroll tax liabilities and an accumulated deficit of approximately $3,167,000. For the nine month period ended September 30, 2007, the Company incurred losses of approximately $2,106,000 and had negative cash flows from operations of approximately $1,006,000. Losses and negative cash flows continue through the end of 2007. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

Management recognizes that the Company must generate additional revenues and sufficient gross profits to achieve profitable operations. Management's plans to increase revenues include the continued building of its customer base. Management’s near and long-term operating strategy focuses on securing adequate equity financing to capitalize on the Company’s numerous business opportunities and to fund operations so that the Company can seek to achieve profitable operations.

There can be no assurance that the Company will be successful in building its customer base or that the available equity financing will be sufficient to fund current operations until such time that the revenues increase to generate sufficient profit margins to cover operating costs. If the Company is unsuccessful in building its customer base or is unable to obtain additional financing, on terms favorable to the Company, there could be a material adverse effect on the financial position, results of operations and cash flows of the Company. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

3. Property and equipment

Details of property and equipment at September 30, 2007:

Computer equipment	$1,780
Equipment and tools	6,162
Automobile	17,000

24,942
Less accumulated depreciation	11,649

$13,293

For the nine month period ended September 30, 2007, depreciation expense amounted to $4,512.

CLEAR SKIES GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

4. Notes payable

On August 31, 2007 and September 12, 2007, the Company issued an aggregate of $745,000 principal amount of 10% convertible secured notes (“Bridge Notes”). The purchaser of Bridge Notes paid an aggregate gross purchase price of $745,000 for such Bridge Notes and also received 1,192,000 shares of common stock of the Company. The Bridge Notes will become due and payable upon the closing of the proposed private placement transaction (Note 8). Pursuant to the terms of the Bridge Notes, each holder will have the right to exchange its Bridge Note for an amount of securities that could be purchased in such private placement for a purchase price equal to the outstanding principal and accrued interest thereon.

All of the proceeds of the Bridge Notes were allocated to the shares issued and embedded conversion feature. The combined discount will be amortized as additional (non-cash) interest expense with a corresponding increase to the Bridge Notes over the term of the notes. For the nine months ended September 30, 2007, the Company had amortized approximately $251,000 of the combined discount to interest expense.

5. Conversion to new equity shares

Upon commencement of operations, the Company entered into multiple agreements in which the Company received consulting and other services in exchange for the Company’s common stock. The Company complies with SFAS 123(R) and records compensation expense for the fair value of these services over the periods in which they are provided.

In September 2005, the Company agreed to grant 120,000 shares to three individuals for agreeing to serve on the board of directors for a three year term. The fair value of these shares at the date of such agreement was estimated to be approximately $96,000 which results in a monthly compensation expense of approximately $2,700 over the term of the agreement. For the nine months ended September 30, 2007, the Company recorded board of director fees, which is included in general and administrative expenses, of approximately $24,000 for these shares. Included in other assets as of September 30, 2007 are deferred board of director fees of approximately $29,000 for the issuance of these shares.

In September 2005, the Company agreed to grant 160,000 shares to two entities for agreeing to provide consulting and other services over a two year term. The fair value of these shares at the date of such issuance was estimated to be approximately $128,000 which results in a monthly compensation expense of approximately $5,333 over the term of the agreement. For the nine months ended September 30, 2007, the Company recorded consulting and other service fees, which is included in general and administrative expenses, of approximately $43,000 for these shares

In September 2005, the Company agreed to grant 200,000 shares to three individuals to provide consulting and other services to assist in the commencement of operations. The fair value of these shares at the date of such agreement was estimated to be approximately $160,000. Since there was no further obligation once operations had commenced, the full amount was charged to compensation expense during the period August 1, 2005 (commencement of operations) to December 31, 2005.

CLEAR SKIES GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

5. Conversion to new equity shares (continued)

As a result of the above transactions and capital advances of $310,000 in September 2005 and $200,000 in April 2006, the Company became contractually obligated to issue shares in excess of its 200 authorized (“Old Shares”). As a result, the Company recorded a liability of approximately $894,000 and $694,000 as of December 31, 2006 and 2005, respectively, for the value of the contractual obligations. Due to the contractual obligation to issue the excess shares, the Board of Directors, with stockholder approval, passed a resolution to increase the authorized shares to 10,000,000. On January 30, 2007, the certificate of incorporation (the “Charter”) was officially amended to authorize the Company to issue 10,000,000 shares (“new Shares”) of $0.01 par value common stock. Concurrently with the amendment to the Charter the Company’s sole shareholder was issued 1,570,000 New Shares in exchange for the Old Share previously issued. Upon the amendment to the Charter, the obligation common stock to be issued, was fulfilled and the liability was reclassified to stockholders equity as Common Stock to the extent of par value with the excess classified as Additional Paid-In Capital.

6. Stock-based compensation

In May 2007, the Company issued a stockholder 50,000 Warrants to purchase 50,000 shares of Common Stock for services rendered. The Warrants have a three year term and an exercise price of $2.00 per share. The fair value of these warrants at issuance was estimated to be approximately $31,000 which was recorded as service fees and included in general and administrative expenses for the nine months ended September 30, 2007.

In May 2007, the Company issued 300,000 shares and 150,000 Warrants to purchase additional shares of the Company’s common stock to the president of the Company as compensation for services rendered. The Warrants have a three year term and an exercise price of $2.00 per share. The fair value of the shares at issuance was estimated to be approximately $290,000 and the fair value of warrants at issuance was estimated to be approximately $93,000. Total service fees of approximately $384,000 were recorded which are included in general and administrative expenses for the nine months ended September 30, 2007.

In April and May 2007, the Company issued a total of 80,000 shares to two individuals as compensation for services rendered. The fair value of these shares at issuance was estimated to be approximately $78,000 which was recorded as service fees and included in general and administrative expenses for the nine months ended September 30, 2007.

In April 2007, the Company issued 60,000 shares to an individual for agreeing to serve as the Company’s Chief Operating Officer for a one year term commencing in January 2007. The fair value of these shares at issuance was estimated to be approximately $58,000 which results in a monthly compensation expense of approximately $4,800 over the term of the agreement. For the nine months ended September 30, 2007, the Company recorded compensation expense of approximately $44,000 for these shares. Included in other assets as of September 30, 2007 is deferred compensation of approximately $14,000.

In May 2007, the Company issued 150,000 shares to a related party as compensation for services rendered. The fair value of these shares at issuance was estimated to be approximately $145,000 which was recorded as service fees and included in general and administrative expenses for the nine months ended September 30, 2007.

CLEAR SKIES GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

7. Related party transactions

At September 30, 2007, the Company had a due to related parties of approximately $12,000. There are no formal agreements, nor specific repayment terms and no accrued interest payable.

At September 30, 2007, the Company had non-interest bearing loans payable to stockholders in the amount of approximately $172,000. There is no formal loan agreements, nor specific repayment terms or accrued interest payable.

During the nine month period ended September 30, 2007, the Company paid related parties approximately $32,000 for consulting services.

During the nine month period ended September 30, 2007, the Company paid related parties approximately $4,000 for subcontractor services.

During the nine month period ended September 30, 2007, the Company paid payroll to stockholders of approximately $189,000 and reimbursement of expenses of approximately $25,000.

Refer to Note 6 for details of stock-based compensation to stockholders.

8. Significant Concentration of Business and Credit Risk

The Company had four vendors that accounted for approximately 99% of materials purchased during the nine month period ended September 30, 2007. At September 30, 2007, accounts payable included amounts owed to one the vendors of approximately $93,000.

The Company had three customers that accounted for approximately 82% of revenues recognized during the nine months ended September 30, 2007. At September 30, 2007, accounts receivable included amounts owed to the Company from the customers of approximately $18,000.

9. Contracts

The Company generates billings based on the fulfillment of milestones, which are set forth in the signed contract for each project. Milestones may include, but are not limited to, initial permits being satisfied, delivery of materials, and when installation is subsequently complete.

As of September 30,	2007

Costs incurred on contracts	$658,613
Estimated earnings, less foreseeable losses	585,937
1,244,550

Billings to date	(2,091,460)

Net costs and estimated earnings (losses) in excess of billings	$(846,910)

These amounts are included in the accompanying
September 30, 2007 balance sheet under the following captions:
Costs and estimated earnings in excess of billings	$23,114
Billings in excess of costs and estimated earnings	(870,024)
$(846,910)

CLEAR SKIES GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

10. Commitments and Contingencies

Litigation

From time to time, the Company is a party to various legal matters in the normal course of business, the outcome of which, in the opinion of management, will not have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Proposed Transaction

The Company anticipates closing a transaction, pursuant to which a publicly-traded company (“Pubco”) will acquire by merger all of the issued and outstanding capital stock and the business of the Company. The transaction will be accounted for as a reverse merger (“Merger”) whereby the Company will be considered the accounting acquirer. As a result of such merger, the Company will become a wholly-owned subsidiary of Pubco. The Company expects that, immediately following such merger, Pubco will close on a private placement offering of Pubco’s common stock for a minimum aggregate purchase price of $3,250,000.